UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 14, 2003

                      TREZAC INTERNATIONAL CORPORATION
            --------------------------------------------------
            (Exact name of registrant as specified in charter)

          Texas                      0-25891                  76-0270330
----------------------------       -------------         -------------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)             File Number)           Identification No.)


           4630 South Kirkman Rd., Suite 129, Orlando, Florida 32811
           ---------------------------------------------------------
                   (Address of principal executive offices)

                                407-719-0607
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


            1240 South Parker Road, Suite 203, Denver, CO  80231
       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)


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ITEM 1.  CHANGES IN CONTROL OF THE REGISTRANT.

The Board of Directors of Trezac International Corporation, who represent of the issued and outstanding shares, approved Frank Clear to fill vacant board seat. The directors will serve a term of office which shall continue until the next annual meeting of shareholders. The Board of Directors also appointed the executive staff of the Company. Effective October 14, 2003, the Board of Directors and executive officers for the Registrant consists of:

Iurie Bordian - CEO, President and Chairman of the Board
Frank Clear - CFO and Treasurer
Esper Gullat, Jr. - Senior VP and Director of US Operations
Constantin Volnitchi - Senior VP and Director of Operations
Ruslan Romanciuc - Senior VP and Director of Operations



                                  SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TREZAC INTERNATIONAL CORPORATION
                              --------------------------------
                                       Registrant

Dated:  October 14, 2003

                              By: /s/ Iurie Bordian
                              ------------------------
                                      Iurie Bordian
                                      President and CEO


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